UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2002

                     DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28283


                 Utah                                      87-0392000
    -------------------------------                    -------------------
    (State or other jurisdiction of                       (IRS Employer
     incorporation or organization)                    Identification No.)

    12885 HWY 183, STE 108-A, AUSTIN, TEXAS                   78750
    ----------------------------------------                ----------
    (Address of principal executive offices)                (Zip Code)

    Registrant's telephone number, including area code    (512) 335-1494
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Item 4.  Changes in Registrant's Certifying Accountant

         On October 28, 2002, the Registrant engaged the firm of Sprouse & Anderson, LLP ("Sprouse & Anderson") as the Registrant's independent certified public accountants to audit the Registrant's financial statements on an ongoing basis. At the same time, the Registrant terminated the engagement of Robnett & Company, P.C. ("Robnett"), previously the Registrant's independent public accountant. This change in independent certified public accountants was approved by the Registrant's Board of Directors.

         Robnett's reports on the Registrant's financial statements during the two most recent fiscal years contained no adverse opinion, disclaimer of opinion or modification of the opinion other than the statement that the Registrant has suffered losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. During the Registrant's two most recent fiscal years and all subsequent interim periods preceding the termination of the engagement of Robnett, there were no disagreements with Robnett on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The Registrant has provided Robnett with a copy of the disclosures it is making herein and has requested Robnett to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of Robnett's letter responsive to such request is attached hereto as Exhibit 16.1.

         Prior to the engagement of Sprouse & Anderson as its independent certified public accountant, the Registrant did not consult with Sprouse & Anderson or receive any written or oral advice from Sprouse & Anderson regarding any matter, including without limitation the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was the subject of a disagreement or reportable event.


ITEM 7.  EXHIBITS

The following exhibit is attached and filed electronically herewith:

Exhibit Number                   Name of Exhibit

16.1                             Letter from Robnett & Company, P.C.
                                 dated October 31, 2002.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          (Registrant)   DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
                                         ---------------------------------------

                                   By:   /s/ Brian Winterowd
                                         -----------------------------
                                         Brian Winterowd
                                         Chief Operating Officer

Date:  November 15, 2002







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TABLE OF EXHIBITS

Exhibit Number                    Name of Exhibit

16.1                              Letter from Robnett & Company, P.C.
                                  dated October 31, 2002.






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